Principal Exchange-Traded Funds
Supplement dated August 2, 2021
to the Statement of Additional Information dated November 1, 2020 as amended and restated April 28, 2021
(as previously supplemented)

This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

On or about November 1, 2021, the Principal Healthcare Innovators Index ETF will change its name to the Principal Healthcare Innovators ETF. On that date, delete all references in this statement of additional information to Principal Healthcare Innovators Index ETF, and replace with Principal Healthcare Innovators ETF.

On or about November 1, 2021, the Principal Millennials Index ETF will change its name to the Principal Millennials ETF. On that date, delete all references in this statement of additional information to Principal Millennials Index ETF, and replace with Principal Millennials ETF.

LEADERSHIP STRUCTURE AND BOARD
Under Additional Information Regarding Board Members and Officers, in the FUND COMPLEX OFFICERS table, delete the rows for Tracy W. Bollin and Sara L. Reece, and add the following in alphabetical order:

Name, Address and Year of Birth	Position(s) Held with Fund Complex	Positions with PGI and its Affiliates; Principal Occupations During Past 5 Years**
Beth Graff 711 High Street Des Moines, IA 50392 1968	Vice President and Assistant Controller (since 2021)	Director – Fund Accounting, PLIC (since 2016)
Megan Hoffmann 711 High Street Des Moines, IA 50392 1979	Vice President and Controller (since 2021)	Director – Accounting, PLIC (since 2020) Assistant Director – Accounting, PLIC (2017-2020) Prior thereto, Senior Accounting Analyst, PLIC
Tara Parks 711 High Street Des Moines, IA 50392 1983	Vice President and Assistant Controller (since 2021)	Director – Accounting, PLIC (since 2019) Tax Manager – ALPS Fund Services (2011 – 2019)
Sara L. Reece 711 High Street Des Moines, IA 50392 1975	Vice President and Chief Operating Officer (since 2021) Vice President and Controller (2016-2021)	Managing Director – Global Fund Ops, PLIC (since 2021) Managing Director – Financial Analysis/ Planning, PLIC (2021) Director – Accounting, PLIC (2015-2021)
Michael Scholten 711 High Street Des Moines, IA 50392 1979	Chief Financial Officer (since 2021)	Chief Financial Officer, PFD (since 2016) Assistant Vice President and Actuary, PLIC (since 2021) Chief Financial Officer – Funds/Platforms, PLIC (since 2015) Chief Financial Officer, PSS (since 2015)

PORTFOLIO MANAGER DISCLOSURE
In the Sub-Advisor: Spectrum Asset Management, Inc. Other Accounts Managed table, add the following alphabetically to the list of portfolio managers:

	Other Accounts Managed
	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Satomi Yarnell (1): Principal Spectrum Preferred Securities Active ETF and Principal Spectrum Tax-Advantaged Dividend Active ETF
Registered investment companies	7	$13.4 billion	0	$0
Other pooled investment vehicles	8	$5.9 billion	1	$10.9 million
Other accounts	57	$8.8 billion	0	$0

(1) Information as of June 30, 2021
In the Sub-Advisor: Spectrum Asset Management, Inc. Ownership of Securities table, add the following alphabetically to the list of portfolio managers:
Ownership of Securities

Portfolio Manager	Trust Funds Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
Satomi Yarnell (1)	Principal Spectrum Preferred Securities Active ETF	None
Satomi Yarnell (1)	Principal Spectrum Tax-Advantaged Dividend Active ETF	None

(1)Information as of June 30, 2021